UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

WILMINGTON TRUST CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, Delaware	19890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 651-1000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2009, Wilmington Trust Corporation’s (WTC’s) Board of Directors appointed Louis J. Freeh to the Board’s Class of 2012. Mr. Freeh is founder and senior managing partner of Freeh Group International, a global consulting firm based in Wilmington, Delaware, and has practiced law at its affiliated law firm, Freeh Sporkin & Sullivan, since 2007. From 2001-2007, Mr. Freeh served as Vice Chairman, General Counsel, and Ethics Officer of MBNA America Bank. He currently also serves as a director of Bristol-Meyers Squibb Company.

In addition, on October 21, 2009, Thomas L. duPont, a director in the Corporation’s Class of 2012, resigned to pursue personal and business opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION

Date: October 27, 2009	By:	/s/ Ted T. Cecala

	Name:	Ted T. Cecala
	Title:	Chairman of the Board and Chief Executive Officer
(Authorized officer)